UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

VOCODIA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Wyoming	001-41963	86-3519415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7781NW Beacon Square Blvd. Unit 102-V64 Boca Raton Florida	33487
(Address of principal executive offices)	(Zip Code)

(561) 485 0836

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	VHAI	OTC
Series A Warrant	VHAIW	OTC
Series B Warrants	VHAIBW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2025, Vocodia Holdings Corp. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with ClearThink Capital Partners, LLC (the “Investor”), enabling the Company to sell up to $25,000,000 of its Class A common stock (the “Common Stock”) at 70% of the lowest closing price over the prior 10 trading days, in tranches up to $1M (or 400% of 10-day average volume), subject to a 9.99% ownership cap and other limits. As consideration, the Company issued 250M restricted Commitment Shares. Concurrently, the Company entered into a Registration Rights Agreement requiring an S-1 filing within 45 days to register resale of Commitment Shares and Purchase Shares, with ongoing effectiveness obligations. Also on October 15, 2025, the Company issued two senior secured convertible promissory notes totaling $240,000 principal ($200,000 net proceeds after $40,000 OID) to the Investor under a Securities Purchase Agreement. Each $120,000 Note accrues 10% interest, matures October 15, 2026, and converts at $0.0025/share (adjustable on default), subject to a 9.99% cap and secured by Company assets.

The transactions were approved by unanimous board consent, reserving 100M shares (with 2x ongoing reservation) for Note conversions.

The foregoing is qualified by reference to the full agreements (Exhibits 10.1–10.5).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes described in Item 1.01 create a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The Commitment Shares and Notes were issued to the Investor in reliance on the Section 4(a)(2)/Regulation D exemption, as a non-public offering. Conversion Shares are unregistered and subject to resale restrictions absent registration or exemption.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated October 15, 2025.
10.2	Registration Rights Agreement, dated October 15, 2025.
10.3	Unanimous Written Consent of the Board, dated October 15, 2025.
10.4	Form of Senior Secured Convertible Promissory Note.
10.5	Securities Purchase Agreement, dated October 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCODIA HOLDINGS CORP.

Date: November 20, 2025	By:	/s/ Brian Podolak
	Name:	Brian Podolak
	Title:	Chief Executive Officer